Exhibit 10.25

AMENDMENT NO. 2

OPTION AND LICENSE AGREEMENT

This Amendment No. 2 (this “Amendment”) to that certain Option and License Agreement by and between EIP Pharma LLC, a Massachusetts limited liability company, with principal offices located at 11 Channing Street, Cambridge, MA 02138 (“EIP”) and Vertex Pharmaceuticals Incorporated, a Massachusetts corporation, with principal offices located at 50 Northern Avenue, Boston, MA 02210 (“Vertex”) effective as of August 27, 2012, as amended April 18, 2014 (the “Option and License Agreement”) is effective as of November 17, 2015 (“Amendment Effective Date”). Capitalized terms used herein but not defined herein will have the meaning set forth in the Option and License Agreement. The Parties agree to amend the Option and License Agreement as follows:

1	To delete Section 4.2 of the Option and License Agreement in its entirety and replace it with the following text:

“4.2     Milestones Payments by EIP. Subject to the terms and conditions of this Agreement, EIP shall pay Vertex a milestone payment upon the first occurrence of each of the following events with respect to each distinct Licensed Product, no later than five (5) days after the occurrence of the event:

Event Milestone	Event Milestone Payment
(i) [***]	$[***]
(ii) [***]	$[***]
(iii) [***]	$[***]
(iv) [***]	$[***]
(v) [***]	$[***]
(vi) [***]	$[***]

Each of the above milestone payments will be payable only once per distinct Licensed Product, upon the first occurrence of the applicable event, regardless of how many times the event is ultimately achieved for the distinct Licensed Product.

For purposes of the foregoing, a Licensed Product will be deemed to be distinct if it contains a different compound than the compound incorporated into a Licensed Product with respect to which the applicable milestone has already been paid, and not merely a different formulation or mode of administration.

In addition, EIP will pay to Vertex $[***] upon the first achievement of Net Sales in excess of $[***] in any twelve (12) month period.”

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

2.	To delete Section 4.3 of the Option and License Agreement in its entirety and replace it with the following text:

“4.3     Royalty Payments by EIP. Subject to the adjustment, if any, to be made under Sections 4.4 and 4.5, EIP will pay to Vertex royalties on aggregate Net Sales of Licensed Product in the Field in the Territory by EIP and its Affiliates and Sublicensees, as follows:

Portion of Calendar Year Net Sales	Royalty Percentage
[***]	[***]%
[***]	[***]%
[***]	[***]%

3.	Except as amended hereby, the terms and conditions of the Option and License Agreement remain in full force and effect.

[signature page immediately follows]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

In witness whereof, EIP and Vertex have caused this Amendment to be duly executed by their authorized representatives under seal, in duplicate as of the Amendment Effective Date.

EIP PHARMA LLC

By:	/s/ John J. Alam, M.D.
Name:	John J. Alam, M.D.
Title:	Managing Member

VERTEX PHARMACEUTICALS INCORPORATED

By:	/s/ Ian Smith
Name:	Ian Smith
Title:	Chief Financial Officer

3
[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.